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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2005

CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction of Incorporation)	1-13165 (Commission File Number)	59-2417093 (IRS Employer Identification No.)
1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144 (Address of principal executive office) (zip code)
Registrant's telephone number, including area code: (770) 419-3355
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1    Registrant's Business and Operations.

Item 1.01.    Entry into a Material Definitive Contract.

        On March 15, 2005, CryoLife, Inc. (the "Company" or "CryoLife") entered into a new purchase agreement with Piper Jaffray & Co. A copy of the purchase agreement is attached as Exhibit 1.1 to this report and is incorporated herein by reference.

Section 3    Securities and Trading Markets.

Item 3.03    Material Modification to Rights of Security Holders.

        On March 15, 2005, CryoLife filed the Articles of Amendment (the "Articles of Amendment") to its Articles of Incorporation with the Secretary of State of Florida, establishing its 6% Convertible Preferred Stock (the "Preferred Stock") in connection with its public offering of up to 460,000 shares of Preferred Stock pursuant to the Company's Registration Statement on Form S-3 (Registration No. 333-121406) (the "Registration Statement"). The terms of the Preferred Stock restrict the payment of dividends on the Company's Common Stock unless the Company has paid or set aside the cumulative dividends then owed on the Preferred Stock. In addition, each share of Preferred Stock is entitled to a liquidation preference equal to the initial $50 purchase price per share. The terms and conditions of the Preferred Stock are described under the heading "Description of Convertible Preferred Stock" in the prospectus supplement to the prospectus included in the Registration Statement.

Section 5    Corporate Governance and Management.

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On March 15, 2005, the Company filed the Articles of Amendment related to the Preferred Stock, a copy of which is filed herewith as Exhibit 3.4. The terms and conditions of the Preferred Stock are described under the heading "Description of Convertible Preferred Stock" in the prospectus supplement to the prospectus included in the Registration Statement.

Section 7    Regulation FD.

Item 7.01    Regulation FD Disclosure.

        The information provided pursuant to this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act. The information furnished pursuant to this Item 7.01 shall instead be deemed "furnished."

        On March 15, 2005, the Company issued a press release announcing the pricing of its public offering of 400,000 shares of Preferred Stock sold under the Registration Statement. A copy of this press release is attached hereto as Exhibit 99.1.

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Section 9    Financial Statements and Exhibits.

Item 9.01(c)    Exhibits.

Exhibit Number	Description
1.1	Purchase Agreement dated as of March 15, 2005 by and among Piper Jaffray & Co. and CryoLife, Inc.
3.4*	Articles of Amendment
12.1	Computation of Ratio of Earnings to Fixed Charges
99.1	Press Release dated March 15, 2005. (This Exhibit is deemed furnished and not filed)

*
Incorporated by reference to Exhibit 3.4 filed with the Registrant's Registration Statement on Form 8-A filed on March 15, 2005 (File No. 001-13165)

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.
Date: March 15, 2005	By:	/s/ D. ASHLEY LEE Name: D. Ashley Lee Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Purchase Agreement dated as of March 15, 2005 by and among Piper Jaffray & Co. and CryoLife, Inc.
3.4*	Articles of Amendment
12.1	Computation of Ratio of Earnings to Fixed Charges
99.1	Press Release dated March 15, 2005. (This Exhibit is deemed furnished and not filed)

*
Incorporated by reference to Exhibit 3.4 filed with the Registrant's Registration Statement on Form 8-A filed on March 15, 2005 (File No. 001-13165)

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  Item 1.01. Entry into a Material Definitive Contract.
  Item 3.03 Material Modification to Rights of Security Holders.
  Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 7.01 Regulation FD Disclosure.
  Item 9.01(c) Exhibits.
SIGNATURES
EXHIBIT INDEX